SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                                      RSI Retirement Trust
                        ------------------------------------------------
                        (Name of Registrant as Specified In Its Charter)

                            Board of Trustees of RSI Retirement Trust
                        ------------------------------------------------
                           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
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       3) Filing Party:
       4) Date Filed:

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                          -----------------------------




                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS


                                October 21, 2003


                          -----------------------------




NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on October 21, 2003 at 11:00 A.M., for the following purposes:


    1. To elect four (4) trustees for terms of three (3) years and until their respective successors are elected and qualified.


    2. To consider ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending September 30, 2003.


    3a. To approve of a new investment management agreement between the Trust and Retirement System Investors Inc.


    3b. (International Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Bank of Ireland Asset Management (U.S.) Limited.


    3c. (Emerging Growth Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Batterymarch Financial Management, Inc.


    3d. (Emerging Growth Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

    4. To approve of a new "Manager of Managers" investment management agreement between the Trust and Retirement System Investors Inc.

    5. (Emerging Growth Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

                                     (OVER)

    6. (Core Equity Fund Unitholders Only) To approve of a new investment management agreement between the Trust and Dresdner RCM Global Investors LLC.

    7. (Core Equity Fund Unitholders Only) To approve of a new investment management agrement between the Trust and Northern Trust Investments, N.A.

    8. (Core Equity Fund Unitholders Only) To approve of an amended investment management agremeent between the Trust and Retirement System Investors Inc.

    9. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on September 19, 2003 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.



                                          By Order of the Trustees,


                                          ---------------------------------
                                          STEPHEN P. POLLAK
                                          Executive Vice President,
                                          Counsel and Secretary
DATED:  New York, New York
        October 6, 2003

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                   ----------

                                 PROXY STATEMENT
                               General Information




         This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees ("Trustees") of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on October 21, 2003, at 11:00 A.M., and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is October 6, 2003.


         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.


         The Trustees have fixed the close of business on September 19, 2003 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.


         The Trust had outstanding as of the record date 9,660,867.366 Units of beneficial interest, which are divided into separate Investment Funds as follows:


                  Core Equity Fund                     2,150,956.166
                  Emerging Growth Equity Fund          1,078,297.278
                  Value Equity Fund                    1,054,446.555
                  International Equity Fund            1,292,822.423
                  Activity Managed Bond Fund           2,637,755.352
                  Intermediate-Term Bond Fund            887,984.004
                  Short-Term Investment Fund             558,605.588


         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, the new Investment Management Agreement with Retirement System Investors Inc. ("Investors"), the "manager of managers" Investment Management

Agreement with Investors, and any other matter that may come before the Meeting or any adjournment thereof. Units of the Emerging Growth Equity Fund will be voted separately with respect to approval or rejection of a new Sub-Advisory Agreement between Investors and the corporate successor to Neuberger Berman Management Inc. ("Neuberger Berman"). Units of the Core Equity Fund will be voted separately with respect to approval or rejection of new Investment Management Agreements with Dresdner RSM Global Investors LLC ("Dresdner") and Northern Trust Investments, N.A. ("NT"), respectively, and an amended Investment Management Agreement with Investors, under which Investors would serve as investment manager of the Core Equity Fund with Dresdner and NT serving as sub-advisers. Units of the Emerging Growth Equity Fund will also be voted separately with respect to approval or disapproval of a new Sub-Advisory Agreement between Investors and each of Neuberger Berman and Batterymarch Financial Management, Inc. ("Batterymarch"). Units of the International Equity Fund will be voted separately with respect to approval or rejection of a new Sub-Advisory Agreement between Investors and Bank of Ireland Asset Management (U.S.) Limited ("BIAM").

The following table summarizes the foregoing information:


                    PROPOSAL                      INVESTMENT FUNDS VOTING

     1.  Election of Trustees                               All

     2.  Ratification of Accountants                        All

     3a. Approval of new Investment                         All
         Management Agreement between the
         Trust and Investors

     3b. Approval of new Sub-Advisory            International Equity Fund Only
         Agreement between Investors and
         Bank of Ireland Asset Management
         (U.S.) Limited

     3c. Approval of new Sub-Advisory           Emerging Growth Equity Fund Only
         Agreement between Investors and
         Batterymarch Financial Management,
         Inc.

     3d. Approval of new Sub-Advisory           Emerging Growth Equity Fund Only
         Agreement between Investors and
         Neuberger Berman

     4.  Approval of "manager of managers"                  All
         Investment Management Agreement
         between the Trust and Investors

     5.  Approval of new Sub-Advisory           Emerging Growth Equity Fund Only
         Agreement between Investors and
         Neuberger Berman

     6.  Approval of new Investment                  Core Equity Fund Only
         Management Agreement between the
         Trust and Dresdner

     7.  Approval of new Investment                  Core Equity Fund Only
         Management Agreement between the
         Trust and NT

     8.  Approval of amended Investment              Core Equity Fund Only
         Management Agreement between the
         Trust and Investors


         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2, but will have the effect of a vote against all other Proposals.


         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.


         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust, Investors and Neuberger Berman. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.


         Copies of the Trust's Annual Report for the fiscal year ended September 30, 2002 and Semi-Annual Report for the six months ended March 31, 2003, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.

                                   PROPOSAL 1

                              Election Of Trustees

         The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 11 members. The class of Trustees to be elected at the Meeting will consist of four Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.


         The nominees for Trustee are set forth below under "Information Regarding Trustees."


         Each of the four nominees for Trustee is currently a member of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the four nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".



                         Information Regarding Trustees

         Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Investors. Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+). Each of the Trustees is responsible for the oversight of each of the seven Investment Funds in the Trust.

Nominees For Election As Trustees:

                                                                          First
                                       Principal Occupation               Became                    Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------
Interested Trustee

Joseph L.               66    President and Chief Executive Officer       2000     Director of Helen Keller Services For
Mancino *                     of The Roslyn  Savings  Bank,  Roslyn,                The Blind; Theodore Roosevelt
                              New York, since July 1992 and                        Council-Boy Scouts of America;
                              Chairman  of the  Board  of  Directors               Interfaith Nutrition Network; National
                              since January 1996; Vice Chairman,                   Center for Disability Services; and
                              President and Chief Executive  Officer               Institutional Investors Capital
                              of Roslyn Bancorp, Inc. since January                Appreciation Fund, Inc.
                              1997.

Independent Trustees

Herbert G.              65    Vice Chairman of Charter One                1994     Director of the New York Business
Chorbajian                    Financial, Inc. from November 1998 to                Development Corporation; Director or
                              June 2003; Director of Charter One                   Trustee of the Northeast Health
                              Financial, Inc. since November 1998;                 Foundation, Inc.; the Albany College
                              Chairman, President and Chief                        of Pharmacy; and the Albany Cemetery
                              Executive Officer of ALBANK                          Association.
                              Financial, Inc. from April 1992 to
                              November  1998;   Chairman  and  Chief
                              Executive Officer from October 1990
                              to November 1998 and President and
                              Director from June 1985 to November
                              1998, ALBANK, FSB, Albany, New York.

James P. Cronin         58    President, Treasurer and Chief              1997     Director or Trustee of RSGroup Trust
                              Executive Officer since June 1987 of                 Company; Mutual Investment Fund of
                              The Dime Savings Bank of Norwich,                    Connecticut; Hartford Mutual Investment
                              Norwich, Connecticut.                                Fund; Norwich Free Academy; St. Jude
                                                                                   Common; John S. Blackmar Fund; and W.
                                                                                   W. Backus Hospital.



                                                                          First
                                       Principal Occupation               Became                    Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------
William L.              68    Interim Executive Director for The          1981     Director of RSGroup Trust Company.
Schrauth                      Community Foundation of Herkimer &
                              Oneida Counties, Inc. since August
                              2001; formerly President and Chief
                              Executive Officer, The Savings Bank
                              of Utica, Utica, New York, from
                              August 1977 to December 2000.

Trustees Serving With A Term Expiring In One Year:

                                                                          First
                                       Principal Occupation               Became                     Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------              -------------

Interested Trustee

William A.              66    Chairman and Chief Executive  Officer,      1998     Trustee of St. Joseph's College;
McKenna, Jr. *                Ridgewood Savings Bank, Ridgewood,                   Director of St. Vincent's Services;
                              New York since January 1992; Trustee                 Director of Boy's Hope; Director of
                              of Ridgewood Savings Bank.                           Retirement System Group Inc.; Member of
                                                                                   the Cardinal's Committee of the Laity;
                                                                                   Member of University Council, St.
                                                                                   John's University; Director of The
                                                                                   Calvary Fund.  Director is Asset
                                                                                   Management Fund Large Cap Equity
                                                                                   Institutional Fund; Director Asset
                                                                                   Management Fund; and Member of the
                                                                                   Hofstra University Zarb School of
                                                                                   Business Strategic Partnership Board.



                                                                          First
                                       Principal Occupation               Became                    Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------
Independent Trustees

Candace Cox             52    Managing Director, Emerald Capital          1992     Director of American Heart Association.
                              Advisors, LLC, since February 2000
                              and from December 1998 to November
                              1999; formerly Director of
                              Institutional Investments with Lord
                              Abbett & Co. from December 1999 to
                              February 2000; President and Chief
                              Investment Officer, Bell Atlantic
                              (formerly NYNEX) Asset Management
                              Company from November 1995 to May
                              1998; Vice President and Managing
                              Director, between September 1992 and
                              October 1995.

Raymond L. Willis       67    Private Investments.                        1985     Chairman, U.T.C. Pension Trust, Ltd.;
                                                                                   President, U.T. Insurance, Ltd.;
                                                                                   Director of Association of Private
                                                                                   Pension and Welfare Plans; Trustee of
                                                                                   Employee Benefits Research Institute.


Trustees Serving With A Term Expiring In Two Years:


                                                                          First
                                       Principal Occupation               Became                    Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------
Interested Trustees

William Dannecker *+    63    President of the Trust since May            1987                      None
                              1986; Director of Retirement System
                              Group Inc. since March 1989 and
                              Chief Executive Officer from
                              January 1990 to February 2003,
                              Chairman since October 2000, and
                              President from March 1989 to
                              September 2000; Director of
                              Retirement System Consultants Inc.
                              since March 1989, respectively;
                              Director of Retirement System
                              Investors Inc. since March 1989;
                              Director of Retirement System
                              Distributors Inc. since July 1989;
                              Director of RSGroup Trust Company
                              since June 1998 and President and
                              Chief Executive Officer from June
                              1998 to January 1999; Chief
                              Operating Officer from January 1999
                              to February 2003; Director of RSG
                              Insurance Agency Inc. since March
                              1996.



                                                                          First
                                       Principal Occupation               Became                    Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------
Joseph R.               57    Chairman, President and Chief               2002     Vice Chairman of the Community Bankers
Fiscalora*                    Executive Officer of New York                        Association of New York State and
                              Community Bancorp, Inc. since July                   Chairman of Group VI; President and
                              1993; President and Chief Executive                  Director of M.S.B. Fund, Inc.;
                              Officer of New York Community Bank                   Treasurer and Director of the Queens
                              since January 1994 and Chairman since                Chamber of Commerce; Director or
                              May 1997.                                            Trustee of International Investors
                                                                                   Capital Appreciation Fund, Inc.; Queens
                                                                                   Library Foundation Board; Queens Museum
                                                                                   of Art; Queensborough Community College
                                                                                   Fund; Forest Park Trust; and Flushing
                                                                                   Cemetery.

Independent Trustee

Maurice E.              61    Adjunct Professor of Finance, Marist        1987                      None
Kinkade                       College since September 1994;
                              Director of Development, Maplebrook
                              School, Amenia, New York, from September
                              1994 to June 2001; President of KINCO
                              Management, Poughkeepsie, New York from
                              June 1992 to September 1995.


         Information Regarding the Trust Chairman and Executive Officers




         The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 2002, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of Scott Ridenour, serves as an officer or director of Investors. The address of each individual listed below is RSI Retirement Trust, 317 Madison Avenue, New York, N.Y. 10017.


                                                                   Principal Occupation,
                                                                    Business Experience
                                                                    During Last 5 Years,
             Name                 Age                              Present Directorships
          ----------           ---------                      --------------------------------
Stephen P. Pollak                 58                Executive Vice President, Counsel and Secretary of
                                                    the Trust since July 1995, Senior Vice President,
                                                    Counsel and Secretary from December 1986 to July
                                                    1995; Executive Vice President, Counsel and
                                                    Secretary of Retirement System Group Inc. since
                                                    January 1993 and Director since March 1989; Vice
                                                    President and Secretary of Retirement System
                                                    Consultants Inc. since January 1990 and Director
                                                    since March 1989; Vice President, Secretary and
                                                    Compliance Officer of Retirement System
                                                    Distributors Inc. since February 1990 and Director
                                                    since July 1989; Vice President and Secretary of
                                                    Retirement System Investors Inc. since February
                                                    1990 and Director since March 1989; President and
                                                    Director of RSG Insurance Agency Inc. since March
                                                    1996; Executive Vice President, Counsel and
                                                    Secretary of RSGroup Trust Company since August
                                                    1998 and Director since June 1998; Secretary of
                                                    The Multi-Bank Association of Delaware since March
                                                    2001.

Scott Ridenour                    33                Second Vice President and Treasurer of the Trust
                                                    since January 2003; Anti-Money Laundering
                                                    Compliance Officer for the Trust and Retirement
                                                    System Distributors Inc. since April 2002; Second
                                                    Vice President of Retirement System Group Inc.,
                                                    Second Vice President and Trust Officer of RSGroup
                                                    Trust Company; Registered Representative of
                                                    Retirement System Distributors Inc.; formerly
                                                    Conversion Administrator at Federated Investors,
                                                    Pittsburgh, Pennsylvania.

C. Paul Tyborowski                50                Executive Vice President of the Trust since July
                                                    2001, Director, President and Chief Executive
                                                    Officer of Retirement System Group Inc.; Director,
                                                    President and Chief Executive Officer of RSGroup
                                                    Trust Company; President of Retirement System
                                                    Distributors Inc.; President of Retirement System
                                                    Investors Inc., formerly Managing Director and
                                                    Director of Marketing at Columbus Circle
                                                    Investors, Stanford, Connecticut, and President
                                                    and Chief Executive Officer of Columbus Circle
                                                    Trust Co. from 1994 to 1998.


                   Investment Fund Ownership by Trustees


                                                Dollar Range of Equity                   Aggregate Dollar Range of All
                                                  Securities in Each                        Equity Securities in All
          Name                                     Investment Fund                              Investment Funds
       --------                                 -----------------------                  -----------------------------
Interested Trustees

William Dannecker*                 International Equity Fund:  $10,001- $50,000                 $10,001 - $50,000

Joseph R. Ficalora*                                      None                                           None

Joseph L. Mancino*                                       None                                           None

William A. McKenna, Jr.*           Core Equity Fund:  Over $100,000                               Over $100,000
                                   Emerging Growth Equity Fund:  Over $100,000
                                   Value Equity Fund:  Over $100,000
                                   Intermediate-Term Bond Fund:  $10,001-$50,000
                                   Actively Managed Bond Fund:  $50,001-$100,000


Independent Trustees

Herbert G. Chorbajian                                    None                                           None

Candace Cox                                              None                                           None

James P. Cronin                                          None                                           None

Ralph L. Hodgkins, Jr.             Core Equity Fund:  Over $100,000                               Over $100,000
                                   Emerging Growth Equity Fund: Over $100,000
                                   Value Equity Fund:  $50,001 - $100,000
                                   Actively Managed Bond Fund:  Over $100,000

Maurice E. Kinkade                 Core Equity Fund:  Over $100,000                               Over $100,000
                                   Emerging Growth Equity Fund: $50,000-$100,000
                                   International Equity Fund:  $50,001-$100,000

William L. Schrauth                Core Equity Fund:  $50,001 - $100,000                          Over $100,000
                                   Emerging Growth Equity Fund:  $10,001-50,000
                                   Value Equity Fund:  $50,001-$100,000
                                   Intermediate-Term Bond Fund: $10,001-$50,000
                                   Actively Managed Bond Fund:  Over $100,000

Raymond L. Willis                                        None                                           None




----------
  Ownership as of September 12, 2003.
* Denotes a Trustee who is an "interested person" of the Trust, as defined in the Act.

         The Trust has an Audit Committee, Governance Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)


         The Audit Committee, which met two times during the Trust's fiscal year ended September 30, 2002, presently consists of Messrs. Cronin, Hodgkins, Mancino and Willis. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.


         The Governance Committee, which met three times during the Trust's fiscal year ended September 30, 2002, presently consists of Messrs. McKenna, Schrauth, and Chorbajian. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.


         The Investment Committee, which met four times during the Trust's fiscal year ended September 30, 2002, presently consists of Ms. Cox and Messrs. Cronin, Kinkade and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.


         The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 2002, presently consists of Messrs. McKenna, Schrauth and Chorbajian. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.


         The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 2002, presently consists of Messrs. Ficalora and Willis. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.


         The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 2002. There were no special meetings. During the Trust's fiscal year ended September 30, 2002, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

                      Compensation Of Trustees And Officers


Trustees' Compensation

         The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2002. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2002:


                                                       Aggregate Compensation
                        Name of Trustee                    From the Trust
                        ---------------                ----------------------

                     Interested Trustees

                     William Dannecker+                      $      0
                     Joseph R. Ficalora+                        9,100
                     Joseph L. Mancino+                        22,600
                     William A. McKenna, Jr. +                 25,850

                     Independent Trustees

                     Herbert G. Chorbajian                     23,750
                     Candace Cox                               24,900*
                     James P. Cronin                           26,400
                     Ralph L. Hodgkins, Jr.                    21,650
                     Maurice E. Kinkade                        23,750*
                     William L. Schrauth                       23,650
                     Raymond L. Willis                         25,450

Officers' Cash Compensation


         Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc.


Section 457 Deferred Compensation Plan


         The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $12,000 or 100% of their compensation from the Trust during each calendar year.


----------
         + Denotes a Trustee who is an "interested person" of the Trust, as defined in the Act.

         * Aggregate compensation includes amounts deferred under the Trust's
         Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 2002 is as follows: Ms. Cox ($112,510) and Mr. Kinkade ($152,798). There are no pension or retirement benefits.

         Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.


         The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.


         Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.






                                   PROPOSAL 2


                            Selection Of Accountants




         Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected PricewaterhouseCoopers LLP, on January 23, 2003, to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2003.


         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.


         The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."




         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3a

                     Approval of a New Investment Management
                         Agreement Between the Trust and
                        Retirement System Investors Inc.


         Retirement System Investors Inc. ("Investors") currently serves as investment manager for the Trust pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 2, 2002 between the Trust and Investors. The Current Management Agreement was approved by Trust Unitholders at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under Section 2(a)(19) of the 1940 Act, at its meeting on July 23, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the Fund, and that Investors may, with the approval of the Trustees and Fund Participants, retain one or more sub-advisers to provide such portfolio management services to each Investment Fund, other than the Core Equity Fund (see Proposal 8, below) , subject to oversight by Investors. The Trust does not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Trust.

         Retirement System Group Inc. ("RSGroup(R)"), the parent company of Investors expects to enter into a definitive agreement with Sunrise Services Corp. ("Sunrise") and a wholly-owned subsidiary of Sunrise ("Sunrise Acquisition"), whereby Sunrise has agreed to acquire RSGroup(R) and its wholly-owned subsidiaries, including Investors (the "Acquisition"). Pursuant to the terms and subject to the conditions set forth in the proposed agreement, Sunrise Acquisition will merge with and into RSGroup(R), with the business of RSGroup(R) and its wholly-owned subsidiaries continuing as a wholly-owned subsidiary of Sunrise. The Acquisition is subject to execution of a definitive Agreement and Plan of Merger and the approval of the stockholders of RSGroup(R). If RSGroup(R) stockholders approve the Acquisition, it is anticipated that the closing will take place in November or December 2003. As a result of the Acquisition, Investors will become an indirect wholly-owned subsidiary of Sunrise.


            Under the 1940 Act, a transaction that results in a change of control or management of a fund's investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of its assignment. If the Acquisition occurs it will constitute a "change in control" of Investors for purposes of the 1940 Act and, as a result, the Current Management Agreement will automatically terminate. In addition, each of the current sub-advisory agreements (each, an "Existing Sub-Advisory Agreement") between Investors and each of Batterymarch, BIAM and Neuberger Berman (including Neuberger Berman following its acquisition as described in Proposal 5) (each, a "Sub-adviser") provides for termination upon assignment. Accordingly, each of the Existing Sub-Advisory Agreements will also terminate upon the closing of the Acquisition. New Sub-Advisory Agreements are therefore also being separately proposed for approval and are described in Proposals 3b -d. Unitholders of the Emerging Growth Equity Fund are also being asked, in addition, to approve certain changes to its sub-advisory arrangements following the acquisition of

Neuberger Berman. These changes are described in Proposal No. 5 and are not related to the Acquisition of Investors.

         Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

         1. An "unfair burden" must not be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than fees for bona fide principal underwriting services).

         2. During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

         On September 25, 2003, the Board of Trustees, including a majority of Independent Trustees, approved a new Investment Management Agreement between the Trust and Investors, ("New Investment Management Agreement") to be effective upon the closing of the Acquisition. The New Investment Management Agreement is identical in all material respects to the Current Management Agreement except for the effective date. The New Investment Management Agreement will take effect only if the Acquisition closes. If the Acquisition does not close, the Current Management Agreement with investors will remain in effect. (See Proposal 8, below, addressing the Core Equity Fund.)

         If the Acquisition occurs, to proceed under the New Investment Management Agreement between the Trust and Investors, Unitholders will need to approve the Agreement. If Unitholders do not approve the New Investment Management Agreement, and the Acquisition occurs, the Trustees will take appropriate action after reviewing the available alternatives, including, among others, entering into an interim investment management agreement and/or resoliciting unitholder approval.

         The Trustees, including a majority of the Independent Trustees, most recently approved the Current Manager Agreement at the July 24, 2003 Board meeting. The agreement was initially approved by Trust Unitholders for a two-year term at a meeting held on July 31, 1993. The Current Management Agreement provides that Investors shall supply portfolio management services to the Trust's Investment Funds, and that Investors may, with the approval of the

Trustees and the Unitholders retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors.

         In approving the New Investment Management Agreement, the Board, including a majority of the Independent Trustees, reconsidered the above factors. The Board also considered the fact that the New Investment Management Agreement is the same as the Current Management Agreement in all material respects, including the rate of compensation. Because the New Investment Management Agreement is the same as the Current Management Agreement in all material respects, the Board of Trustees of the Trust, including the Independent Trustees, approved the New Investment Management Agreement.

         Information Concerning the New Investment Management Agreement

         Under the New Investment Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the 1940 Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policies of the Investment Funds, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Investment Funds and the purchase and sale of their portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented. A copy of the new Investment Management Agreement is annexed as Exhibit A.

         In making their determination regarding the nature and quality of Investors' services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by Investors' research teams. The Trustees received reports prepared independently by Investors, showing comparative fee and performance information of the Funds, peer groups, and rankings within the relevant categories. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund, manager and sub-adviser, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by Investors, staffing, and the resources of Investors and its affiliates in executing the services. The Trustees analyzed the structure and duties of Investors' accounting, operations, legal and compliance departments. The Trustees reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by Investors. Where applicable, the Trustees considered that the Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to Investors' organization, the Board reviewed the firm's profitability and financial condition, and the Trustees considered Investors' relationships with its affiliates and the resources available to them.

         Based on their evaluation of all material factors, the Trustees, including a majority of the Independent Trustees, concluded that the advisory fee structures were fair and reasonable, and that the New Investment Management Agreement should be approved.

         Information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal officers, is set forth later in this proxy Statement under "Information Concerning Investors."

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT.



                                PROPOSALS 3b - 3d

                     Approval of New Sub-Advisory Agreements


Background

         The Board of Trustees is submitting for approval New Sub-Advisory Agreements between Investors and each of the Sub-advisers, the terms of which are identical in all material respects to each Existing Sub-Advisory Agreement.

         As described above in Proposal 3a, each Existing Sub-Advisory Agreement will terminate automatically upon assignment. Accordingly, New Sub-Advisory Agreements between Investors and each Sub-Adviser to take effect upon the Acquisition are being proposed for approval, even though those agreements will be identical in all material respects to, and essentially a continuation of, the Existing Sub-Advisory Agreements between Investors and the respective Sub-Adviser. (The Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements are herein after sometimes collectively referred to as the "Sub-Advisory Agreements.")

         Unitholders of Emerging Growth Equity Fund are also being asked, in addition, to approve certain changes to its Sub-Advisory arrangements following the acquisition of Neuberger Berman. These changes are described in Proposal 5 and are not related to the Acquisition of Investors. Approval of this Proposal 3d with respect to Neuberger Berman will constitute approval of a new Sub-Advisory Agreement between Investors and Neuberger Berman both before and after Neuberger Berman's acquisition.

         As described below, the Trustees are proposing that Unitholders approve New Sub-Advisory Agreements between Investors and each Sub-Adviser, to become effective as of the Acquisition. A description of the New Sub-Advisory Agreements and the services to be provided by the Sub-Advisers is set forth below. This description is qualified in its entirety by reference to the New Sub-Advisory Agreements attached to this Proxy Statement as Exhibits B, C and D.

         As more fully described below, the proposed New Sub-Advisory Agreements, including sub-advisory fees, are identical in all material respects to the Existing Sub-Advisory Agreements. The New Sub-Advisory Agreements differ from the Existing Sub-Advisory Agreements only with respect to the effective dates and the names of the successor entities that are parties to the agreements.

         At a meeting held on September 25, 2003, the Board of Trustees, including all the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreements. In determining to approve the New Sub-Advisory Agreements, the Board of Trustees evaluated the factors they deemed relevant with respect to each applicable New Sub-Advisory Agreement, including the factors described in Proposal 3a, with respect to the New Investment Management Agreement. In addition, the Trustees considered the fact that the terms of the Acquisition do not contemplate any changes in the overall form of the sub-advisory contracts or sub-advisory fees and that the Acquisition will have no effect with respect to the operations of any of the Sub-advisers, since they are independent of Investors.

                       Information About the Sub-Advisers

         Set forth below is information concerning Batterymarch, its address and the names of its principals and their official titles, including a brief description of the organization.

         Batterymarch Financial Management Inc., 200 Clarendon Street, Boston, MA 02116, is a wholly owned subsidiary of Legg Mason, Inc., a diversified financial services company. Batterymarch was founded in 1969 to manage U.S. equity portfolios for institutional clients. Batterymarch currently manages approximately $6.8 billion in assets. The name and principal occupation of each of Batterymarch's directors and its principal executive officer, each of whose address is in care of Batterymarch, is as follows:

                                                       Principal
Name                     Title                         Occupation

William L. Elcock        Chief Executive Officer       Chief Executive Officer,
                                                       Batterymarch; Senior
                                                       Portfolio Manager and
                                                       Director

Edward A. Taber III      Director                      Senior Executive Vice
                                                       President and Head of
                                                       Institutional Asset
                                                       Management, Legg Mason,
                                                       Inc.; Senior Executive
                                                       Vice President and
                                                       Director, Legg Mason Wood
                                                       Walker, Incorporated;
                                                       Chairman and Non-Employee
                                                       Director, Legg Mason Fund
                                                       Adviser, Inc.; Chairman
                                                       and Non-Employee
                                                       Director, LM
                                                       Institutional Advisers,
                                                       Inc.; Chairman and Non-
                                                       Employee Director, Legg
                                                       Mason Real Estate
                                                       Securities Advisors, Inc.

Deepak Chowdbury         Director                      Chief Executive Officer
                                                       and Director, Legg Mason
                                                       Investments (Europe) Vice
                                                       President, Legg Mason
                                                       Fund Adviser, Inc.;
                                                       Senior Vice President,
                                                       Legg Mason Wood Walker,
                                                       Incorporated


The following table shows another mutual fund similar to the Emerging Growth Equity Fund and advised by Batterymarch.


Name of                           Size of               Advisor                Contractual Fee
Fund                              Fund                  Fee Rate               Waiver or Reduction
Batterymarch U.S. Small
Capitalization Equity             $400 million          0.70%                          None
Portfolio


         Set forth below is information concerning Bank of Ireland Asset Management (U.S.) Limited (BIAM), its address and the names of its principals and their official titles, including a brief description of the organization.

         BIAM, 75 Holly Hill Lane, Greenwich, CT 06830, is a wholly owned subsidiary of the Bank of Ireland Group.. BIAM is part of the Bank of Ireland Asset Management group of companies, established in 1966. The group began managing portfolios for their North American based clients in 1989 and currently manages over $24 billion in global and international equity and fixed-income products.

         BIAM uses a team approach to manage international equity portfolios. The central decision-making group is comprised of senior analysts under the leadership of BIAM's Chief Investment Officer. Within BIAM's fundamental and value-driven philosophy, the investment approach focuses on bottom-up stock selection within a framework of economic themes. The names of each of BIAM's directors and its principal officers, each of whose address is in care of BIAM, is as follows:

         Name                                         Title
         ----                                         -----
         Brian Goggin                     Director and Chief Executive Officer
         Denis Curran                     Director and President
         Rosemary Mahon                   Director and Senior Vice President
         Stephen Holland                  Director and Senior Vice President
         Michael Christopher Reilly       Director and Chief Investment Officer
         Lelia Long                       Director and Senior Vice President
         Michael McCarthy                 Director
         Sean O'Dwyer                     Group Secretary & Head of Finance

In addition to acting as Sub-Adviser to the International Equity Fund, BIAM acts as an Sub-Adviser for the following funds, each of which has an investment objective similar to the International Equity Fund. For the period ended September 30, 2003, BIAM was compensated as follows:


Name of Fund                    Advisor Fee Rate             Size of Fund                 Contractual Fee
                                                                                          Waiver or
                                                                                          Reduction?
Allmerica Select                First $50 million 0.45%;     $348.8 million                    No
International Equity Fund       Next $50 million 0.40%;
                                Over $100 million 0.30%


SAFECO International Stock      First $50 million 0.60%;     $29.7 million                     No
Fund                            Next $50 million 0.50%;
                                Over $100 million 0.40%


Citistreet International        First $50 million 0.45%;      $123.7 million                   No
Stock Fund                      Next $50 million 0.40%;
                                Over $100 million 0.30%


International Blend/Bank of     First $50 million 0.60%;     $626.1million                     No
Ireland Fund                    Next $50 million 0.50%;
                                Over $100 million 0.40%

International Blend/Bank of     First $375 million 0.50%;    $10.3 million                     No
Ireland Foreign Fund            Next $225 million 0.45%;
                                Over $600 million 0.40%

Strategic Partners              First $50 million 0.45%;     $383.3 million                    No
International Value Fund        Next $50 million 0.40%;
                                Next $500 million 0.30%;
                                Next $200m 0.28%; Over
                                $800 million 0.27%

AXA Premier International       First $50 million 0.45%;     $3.2 million                      No
Equity Portfolio                Next $50 million 0.40%;
                                Next $500 million 0.30%;
                                Next $200m 0.28%; Over
                                $800 million 0.27%



AXA Premier VIP International   First $50 million 0.45%;     $36.0 million                     No
Equity Portfolio                Next $50 million 0.40%;
                                Next $500 million 0.30%;
                                Next $200m 0.28%; Over
                                $800 million 0.27%

The Commerce International      First $50 million 0.45%;     $144.0 million                    No
Equity Fund                     Next $50 million 0.40%;
                                Over $100 million 0.30%



                     Information Concerning Neuberger Berman

For information concerning Neuberger Berman, please see Proposal 5.

                Information About the New Sub-Advisory Agreements

         As stated above, the New Sub-advisory Agreements are attached to this Proxy Statement as Exhibits B, C and D. Under each New Sub-advisory Agreement, which is identical in all material respects to each respective Existing Sub-Advisory Agreement, the Sub-Adviser will manage the investment and reinvestment of the assets of the respective fund, or portion of the Fund for which it is responsible, subject to the oversight and review of Investors and consistent with the investment objectives and policies of the Fund as set forth in the current Prospectus of the Trust and as specified in writing from time to time by the Trustees and Investors. The Sub-Adviser is also required to consult with Investors or the Board of Trustees, as Investors or the Board of Trustees shall reasonably request with respect to the overall investment policy of the Fund. Under the Sub-Advisory Agreements, Investors has agreed to indemnify the Sub-Adviser generally against all claims arising from any error or omission on the part of Investors or another Sub-Adviser and from the Subadviser's acts or omissions made in reliance on any certain writings or instructions by Investors or the Trustees, except by reason of willful misfeasance, bad faith, negligence or gross negligence by the Subadviser in the performance of its duties under the Sub-Advisory Agreement, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

         The following table sets forth the fees that the Investors pays each Subadviser under the Sub-Advisory Agreements on a monthly basis with respect to each applicable Fund, computed on average daily net assets, at an annual rate, and the total subadvisory fees that would have been paid to the Subadviser pursuant to the Existing Sub-Advisory Agreement if the existing agreement had been in effect for the fiscal year ended September 30, 2002.

         The rate of the subadvisory fees under the New Sub-Advisory Agreements is the same rate that was in effect under the Existing Sub-Advisory Agreements.

                                                   Fiscal Year 2002
            Fee Rates                              Pro Forma Amount Payable
            ---------                              ------------------------

           Batterymarch:
                 First $25 Million   0.85%
                 Next $75 Million    0.70%                $299,492
                 Over $100 Million   0.60%
           NB Management:
                 All Assets          0.80%                $199,613

         Under the terms of the Sub-Advisory Agreements, generally, the Subadvisers shall not be liable to the Investors, the Trust or to any other person for any acts or omissions in the course of, or connected with, the services rendered under the respective agreements, including, without limitation, any error of judgment or mistake of law, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties and obligations thereunder.

         If approved by the Unitholders, each New Sub-Advisory Agreement will continue in effect for a period of two years from the Acquisition, and from year to year thereafter as to each applicable Fund for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, and (ii) the vote of a majority of Trustees who are not parties to the New Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the New Investment Management Agreement of the respective Fund. The New Sub-Advisory Agreements may be terminated by the Trust, Investors or the respective Subadviser upon the specified written notice contained in the New Sub-Advisory Agreement.

         The Existing Sub-Advisory Agreement between Investors and Batterymarch is dated as of October 2, 2003 and was submitted to Unitholders on February 27, 2003. The Existing Sub-Advisory Agreement between Investors and BIAM is dated as of March 1, 1999 and was submitted to Unitholders on April 26, 1999. The Existing Sub-Advisory Agreement between Investors and Neuberger Berman is dated as of October 1, 2002 and was submitted to Unitholders on February 27, 2003.

         If any of Proposals 3b - 3d is not approved by the Unitholders and the Acquisition is otherwise consummated, the Trustees will determine the appropriate actions to be taken with respect to such applicable Investment Fund's subadvisory arrangements at that time.

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF EACH PROPOSED NEW SUB-ADVISORY AGREEMENT.


                                   PROPOSAL 4

                     Approval of a New "Manager of Managers"
                     Investment Management Agreement between
                 The Trust and Retirement System Investors Inc.


                                   Background

         Under the 1940 Act, the investment adviser for a mutual fund cannot enter into a sub-advisory agreement with a sub-adviser for the fund, or materially amend an existing sub-advisory agreement, without the affirmative vote of the fund's shareholders. Under a "manager of managers" structure, a fund's investment adviser is responsible for selecting, monitoring, and, if necessary, replacing one or more sub-advisers for the fund, subject to approval by the fund's board of trustees, but without approval by a fund's shareholders. Thus, in a "manager of managers" structure, the fund's shareholders rely on the fund's investment adviser to select the sub-advisers who will manage the fund's assets, rather than looking to the investment adviser to manage these assets directly.

         At a meeting of the Board of Trustees held on September 25, 2003, the Board approved the filing of an application (the "Application") with the Securities and Exchange Commission (the "SEC") seeking an order exempting the Trust and its investment manager, Retirement System Investors Inc. ("Investors"), from certain provisions of the 1940 Act (the "Order"), in order to operate in a "manager of managers" structure. It is anticipated that the SEC will grant the Order, although there is no assurance that this will be the case.


                 Operation of the Manager of Managers Structure

         If the SEC grants the Order and Fund Participants approve this proposal, the investment manager will be permitted, with the approval of the Fund's Board of Trustees, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under
Section 2(a)(19) of the 1940 Act, but without further Fund Participant approval, to:

    o enter into sub-advisory agreements with one or more sub-advisers for a Fund;

    o materially amend such sub-advisory agreements, including changing the compensation payable by the investment manager to the sub-adviser or sub-advisers;

    o terminate such sub-advisory agreements, and enter into new sub-advisory agreements with replacement sub-advisers; and

    o enter into a new sub-advisory agreement with an existing sub-adviser whose sub-advisory agreement has automatically terminated pursuant to the 1940 Act due to its deemed "assignment" upon a change in control of the sub-adviser.

         You should note that the Trust's relationship with the investment manager will not change; the Trust will not be permitted to enter into a new investment management agreement with a new investment manager without the affirmative vote of Fund Participants. In addition, the investment management agreement between the Trust and its investment manager will not be able to be materially amended without the affirmative vote of Fund Participants. This means, among other things, that the compensation payable by the Trust to the investment manager under the investment management agreement cannot be increased without Participant approval.

         You also should note that changes in sub-advisory fees, which will be able to be made without Fund Participant approval, do not result in changes to advisory fees, since sub-advisory fees are paid by the investment manager to the sub-adviser, and are not paid directly by the Funds. If a sub-adviser is replaced by a sub-adviser charging a lower fee, the difference in fees will be retained by the investment manager.

         If the Order is granted and Fund Participants approve this proposal, the Trust's investment manager will continue to have ultimate responsibility to oversee each Fund's sub-advisers and to recommend their hiring, termination, and replacement. The investment manager also will have overall supervisory responsibility for the general management and investments of the Funds and, subject to the review and approval by the Board of Trustees, will:

    o    set each Fund's overall investment strategies;

    o evaluate, select and recommend sub-advisers to manage all or part of a Fund's assets;

    o monitor and evaluate the investment performance of a Fund's sub-advisers; and

    o implement procedures reasonably designed to insure that a Fund's sub-advisers comply with the Fund's investment objectives, policies and restrictions.

                             Conditions to the Order

         If the SEC grants the Order, it is expected to contain several conditions with which the Trust and its investment manager will be required to comply. These conditions include the following:

     o The investment manager will not enter into a sub-advisory agreement on behalf of a Fund with any affiliated sub-adviser, unless the agreement, including the compensation to be paid thereunder, has been approved by the Fund's Participants.

    o At all times, a majority of the Fund's Board of Trustees will be Independent Trustees. In addition, the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

    o No trustee or officer of a Fund or director of officer of its investment manager will own directly or indirectly (other than through certain pooled investment vehicles) any interest in a sub-adviser for the Fund except for (1) the ownership of interests in the investment manager or any entity that controls, is controlled by, or is under common control with the investment manager, or (2) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is the Fund's sub-adviser or an entity that controls, is controlled by or is under common control with the sub-adviser.

    o Within 90 days of the hiring of any new sub-adviser, the Fund's investment manager will furnish the Fund's Participants all the information about the new sub-adviser that would be included in a proxy statement. The disclosure will include any changes in such information caused by the addition of the new sub-adviser.

                   Advantages of Manager of Managers Structure

         The Board of Trustees approved the filing of the Application because it determined that implementation of the proposed "manager of managers" structure would be in the best interests of each Fund's Participants. This structure will enable the Trust's investment manager, with the Board's approval, to change a Fund's sub-adviser(s) when it believes performance or other factors so warrant, without incurring the expense and delay associated with holding a Fund Participants meeting to approve the change.

         In addition, in approving the filing of the Application, the Board of Trustees took note of the Fund Participant-protective conditions that the Order is expected to include, as described under the caption "Conditions to the Order" above. The Board of Trustees also took into account the fact that the investment management fee for the Fund will not change, nor will the other fees and expenses borne by Fund Participants, if the Order is granted and Fund Participants approve this proposal.

         Investors currently serves as investment manager for each of the Funds (except the Core Equity Fund) pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 2, 2002 between the Trust, on behalf of each of the Funds, and Investors. The Current Management Agreement was approved by Participants of each Fund at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of Independent Trustees, at its meeting on July 24, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the Funds, and that Investors may, with the approval of the Trustees and the Fund Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors.

         At a meeting of the Board of Trustees held on September 25, 2003 the Board, including a majority of Independent Trustees, in connection with approving the filing of the Application, approved a new investment management agreement between the Trust and Investors for all of the Trust's Funds (the "Manager of Managers Agreement"). The proposed Manager of Managers Agreement will replace the Current Management Agreement. A copy of the Manager of Managers Agreement is annexed as Exhibit E.

        Information Concerning the Proposed Manager of Managers Agreement

         The terms and conditions of the Manager of Managers Agreement are substantially similar in all material respects to the terms and conditions of the Current Management Agreement, with the following two exceptions:


         1. Sub-Advisory Fee Schedule


         Schedule I of the Current Management Agreement contains the fee rates that the investment manager receives from the Investment Funds and the fee rates that sub-advisers receive from the investment manager. The Investment Funds do not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Investment Funds.


         In order to facilitate the proposed manager of managers structure,
Schedule I of the Manager of Mangers Agreement contains only the fee rates that the investment manager receives from the Investment Funds. By removing the sub-advisory fee rates from the Current Management Agreement, the Manager of Managers Agreement permits Investors to negotiate or enter directly into sub-advisory agreements with existing or potential sub-advisers without the delay and cost of obtaining Participant approval. Investors will continue to provide the same services under the Manager of Managers Agreement as those provided under the Current Management Agreement and will receive the same compensation for such services.


         2. Ability to Retain Sub-Advisers Without Fund Participant Approval

         Under the Current Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the 1940 Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policies of the Funds, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Funds and the purchase and sale of their portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented.


         Investors will continue to perform substantially similar supervisory services under the Manager of Managers Agreement as those provided under the Current Management Agreement, subject to the supervision of the Trust's Board of Trustees, except as otherwise permitted under the terms of any exemptive relief obtained by Investors from the SEC, such as the Order. Specifically, in order to facilitate the proposed manager of managers structure, the Manager of Managers Agreement permits Investors to retain sub-advisers to provide investment management services to one or more of the Funds, subject to Board approval, but without Fund Participant approval.


         The Board, including a majority of the Independent Trustees, approved the continuation of the Current Management Agreement on July 24, 2003. In approving the continuation of the Current Management Agreement, the Board, including the Independent Trustees, considered (1) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by the adviser or its affiliates in connection with providing services to the Trust; (2) the Trust's investment performance compared to a selected peer group, and to an appropriate index or combination of indices; (3) the nature, quality, cost and extent of administrative and shareholder services performed by Investors and affiliated companies; (4) the Trust's expense ratio, and expense ratios of similar funds;
(5) economics of scale; (6) the terms of the agreement; and (7) the overall organization of Investors, as well as Investors' profitability and financial condition.


         In making their determination regarding the nature and quality of Investors' services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by Investors' research teams. The Trustees received reports prepared independently by Investors, showing comparative fee and performance information of the Funds, peer groups, and rankings within the relevant categories. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund, manager and sub-adviser, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by Investors, staffing, and the resources of Investors and its affiliates in executing the services. The Trustees analyzed the structure and duties of Investors' accounting, operations, legal and compliance departments. The Trustees reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by Investors. Where applicable, the Trustees considered that the Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to Investors' organization, the Board reviewed the firm's profitability and financial condition, and the Trustees considered Investors' relationships with its affiliates and the resources available to them.

         Based on their evaluation of all material factors, the Trustees, including a majority of the Independent Trustees, concluded that the advisory fee structures were fair and reasonable, and that the Current Management Agreement should be continued.


         In evaluating the proposal to approve the Manager of Managers Agreement, the Board, including a majority of the Independent Trustees, reconsidered the above factors. The Board also considered the fact that the terms and conditions of the Manager of Managers Agreement are substantially similar in all material respects to the terms and conditions of the Current Management Agreement. Finally, the Board considered the fact that Investors will be compensated at management fee rates that will result in management fees payable by the Investment Funds that would be substantially similar in dollar amounts to the amounts paid in fiscal year 2002, assuming the Investment Funds remain at the asset levels at which they were during that fiscal year. In order to provide for advisory fee payments at substantially the same dollar levels, and to provide for additional flexibility for the manager to negotiate sub-advisory agreements, the Trust proposes to make adjustments in the breakpoint schedules while lowering the initial fee rate with respect to several of the Investment Funds, as shown below. At higher asset levels, the adjustments in the breakpoint schedules may result in management fees for several of the Investment Funds that are higher than those under the previous breakpoint schedules. In light of all these considerations, the Trustees concluded that approval of the proposed Manager of Managers Agreement with Investors was in the best interests of the Trust and the Trust Participants. After taking all of the above factors into consideration, the Trustees, including a majority of the Independent Trustees, approved the Manager of Managers Agreement.


                       Fee (% of Average Daily Net Assets)

         Fiscal Year 2002                       Proposed Manager of Managers
         ----------------                       ----------------------------

         Actively Managed Bond Fund
             First $50 Million     .40%         First $250 Million        .34%
             Next $100 Million     .30%         Over $250 Million         .30%
             Over $150 Million     .20%

         Intermediate-Term Bond Fund
             First $50 Million     .40%         First $100 Million        .40%
             Next $150 Million     .30%         Over $100 Million         .35%
             Over $200 Million     .20%

         Short-Term Investment Fund
             First $50 Million     .25%         All Assets                .25%
             Over $50 Million      20%

         Fiscal Year 2002                       Proposed Manager of Managers
         ----------------                       ----------------------------

         Core Equity Fund
              First $50 Million    .60%         First $250 Million        .52%
              Next $150 Million    .50%         Over $250 Million         .48%
              Over $200 Million    .40%

         Emerging Growth Equity Fund
              40% of Assets:       1.0%         All Assets:
              60% of Assets:                    First $150 Million        1.04%
                First $25 Million  1.05         Over $150 Million         0.94%
                Next $75 Million   0.90%
                Over $100 Million  0.80%

         International Equity Fund
             First $20 Million     .95%         All Assets                .80%
             Next $30 Million      .70%
             Over $50 Million      .55%

         Value Equity Fund
              First $50 Million    .60%         First $150 Million        .54%
              Next $150 Million    .50%         Over $150 Million         .48%
              Over $200 Million    .40%


     The following table shows the total advisory fees paid by each Fund to Investors for the fiscal year ended September 30, 2002, and fees payable under the proposed Manager of Managers Agreement.


                                                                   Proposed
         Fund                                FY2002          Manager of Managers
         ----                                ------          -------------------
         Core Equity Fund                    $804,954              $784,814
         Value Equity Fund                   $428,683              $408,848
         Emerging Growth Equity Fund         $673,610              $648.743
         International Equity Fund           $389,621              $388,822
         Actively Managed Bond Fund          $443,263              $445,689
         Intermediate-Term Bond Fund         $166,724              $166,698
         Short-Term Investment Fund          $49,480               $49,475


         Information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners, is set forth later in this Proxy Statement under "Information Concerning Investors."



         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE MANAGER OF MANAGER STRUCTURE AND THE PROPOSED MANAGER OF MANAGER AGREEMENT.



                                   PROPOSAL 5

               Approval of a New Investment Sub-Advisory Agreement
                  between Retirement System Investors Inc. and
                        Neuberger Berman Management Inc.

(Proposal to be voted on by Participants of the Emerging Growth Equity Fund only)

         Retirement System Investors Inc. ("Investors") currently serves as investment manager for the Emerging Growth Equity Fund (the "Fund") pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 2, 2002 between the Trust, on behalf of the Fund, and Investors. The Current Management Agreement was approved by Participants of the Fund ("Fund Participants") at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under
Section 2(a)(19) of the Act, at its meeting on July 23, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the Fund, and that Investors may, with the approval of the Trustees and Fund Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. The Trust does not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Trust.

         Since October 2, 2002, Neuberger Berman Management Inc. ("NB Management") has provided portfolio management services to 40% of the assets of the Fund. NB Management provides these services pursuant to an investment sub-advisory agreement (the "NB Sub-Advisory Agreement") between Investors and NB Management that was approved by Fund Participants on February 27, 2003 and by the Board of Trustees, including a majority of Independent Trustees, at its July 24, 2003 meeting.

         On July 21, 2003, Neuberger Berman Inc. ("Neuberger Inc."), the parent company of NB Management, entered into a definitive agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") and a wholly owned subsidiary thereof ("Lehman Subsidiary") whereby Lehman Brothers has agreed to acquire Neuberger Inc. (the "Acquisition"). Pursuant to the terms and subject to the conditions set forth in that agreement, as amended, Neuberger Inc. will merge with and into Lehman Subsidiary with Lehman Subsidiary continuing as the surviving corporation.

Lehman Subsidiary will then change its name to, and continue the business of, Neuberger Inc. The Acquisition is subject to certain terms and conditions, including, among others: (1) Neuberger Inc. obtaining the requisite approval of its stockholders; (2) the registered investment companies sponsored by NB Management obtaining approval to enter into new management and sub-advisory agreements, from the shareholders of such funds that represented 75% of the assets held as of May 31, 2003 in all of such registered investment companies sponsored by NB Management; (3) agreement by other specified categories of Neuberger Berman, LLC clients representing a certain percentage of the revenue attributable to the assets under management for such clients to continue their advisory relationships with Neuberger Berman, LLC following completion of the Acquisition; and (4) Neuberger Inc., Lehman Brothers and Lehman Subsidiary obtaining certain regulatory approvals. Although there is no assurance that the Acquisition will be completed, if each of the terms and conditions is satisfied or waived, the parties to the Acquisition anticipate that the closing will take place during Lehman Brothers' fourth fiscal quarter (which ends November 30, 2003). As a result of the Acquisition, NB Management will become an indirect wholly owned subsidiary of Lehman Brothers.

         Under the 1940 Act, a transaction that results in a change of control or management of a fund's investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of its assignment. If the Acquisition occurs it will constitute a "change in control" of NB Management for purposes of the 1940 Act and, as a result, the NB Sub-Advisory Agreement will automatically terminate.
Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

         1. An "unfair burden" must not be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than fees for bona fide principal underwriting services).

         2. During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

         On September 25, 2003, the Board of Trustees, including a majority of Independent Trustees, approved a new investment sub-advisory agreement between the Fund and NB Management ("New NB Sub-Advisory Agreement") to be effective upon the closing of the

Acquisition. The New NB Sub-advisory Agreement is identical in all material respects to the current NB Sub-Advisory Agreement except for the effective date. The New NB Sub-advisory Agreement will take effect only if the Acquisition closes. If the Acquisition does not close, the current NB Sub-Advisory Agreement will remain in effect.

         If the Acquisition occurs, to proceed under the New NB Sub-Advisory Agreement between the Fund and NB Management, Fund Participants will need to approve the Agreement. If Fund Participants do not approve the New NB Sub-Advisory Agreement, and the Acquisition occurs, the Board of Trustees will take appropriate action after reviewing the available alternatives, including, among others, entering into an interim investment sub-advisory agreement and/or resoliciting unitholder approval. Unitholders of Emerging Growth Equity Fund are also being asked, in addition, to approve certain changes to its management arrangements following the acquisition of Investors. These changes are described in Proposal No. 3b - 3d and are not related to the Acquisition of Neuberger Inc. Approval of this Proposal No. 5 with respect to NB Management will constitute approval of the New NB Sub-Advisory Agreement between NB Management and Investors both before and after the acquisition of Investors.

         The Board, including a majority of the Independent Trustees, initially approved the current NB Sub-Advisory Agreement at the September 26, 2002 Board meeting. The agreement was initially approved for a two-year term and took effect on October 2, 2002. In evaluating the proposal to approve the current NB Sub-Advisory Agreement, the Board of Trustees considered various factors, including the qualifications of NB Management to provide sub-advisory services, including the credentials and investment experience of the officers and employees responsible for the day-to-day management of the Fund's portfolio; the investment capabilities of the sub-advisor in managing a portfolio of companies with small market capitalizations, including rapidly growing, emerging companies; and the historical performance record of NB Management in managing other portfolios over time.

         In approving the New NB Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, reconsidered the above factors. The Board also considered the fact that the New NB Sub-Advisory Agreement is the same as the current NB Sub-Advisory Agreement in all material respects, including the rate of compensation. Because the New NB Sub-Advisory Agreement is the same as the current NB Sub-Advisory Agreement in all material respects, the Board of Trustees of the Trust, including the Independent Trustees, approved the New NB Sub-Advisory Agreement.

            Information Concerning the New NB Sub-Advisory Agreement

         Under the New NB Sub-Advisory Agreement, NB Management is required to manage the assets of the portion of the Fund allocated to it, subject to and consistent with the investment objectives and policies of the Fund as set forth in the current prospectus of the Trust and as specified in writing from time to time by the Trustees or Investors. NB Management is also required to consult with Investors or the Trustees as Investors or the Trustees shall reasonably request with respect to the overall investment policy of the Fund.

         Under the New NB Sub-Advisory Agreement, Investors pays NB Management 0.80% of the Fund's average net assets. This is the same sub-advisory fee rate that Investors pays NB Management under the current NB Sub-Advisory Agreement. A copy of the New NB Sub-Advisory Agreement is annexed as Exhibit D.


                      Information Concerning NB Management

         Set forth below is information concerning NB Management, its address and the names of its principal executive officers, directors and their principal occupations, and a brief description of the organization.

NB Management, 605 Third Avenue, New York, NY 10158, a wholly owned subsidiary of Neuberger Inc., has specialized in the management of mutual funds since 1950, continuing an asset management history of its affiliates that began in 1939. Neuberger Berman, LLC, an affiliate of NB Management and also wholly owned by Neuberger Inc., may act as a broker in the purchase and sale of the Fund's securities, and provides NB Management with certain assistance in the management of the Fund's portfolio without added cost. As of June 30, 2003, NB Management and its affiliates managed approximately $64 billion in assets. The name and principal occupation of each of NB Management's directors and its principal executive officers, each of whose address is in care of NB Management, is as follows:


                                                        Title and Principal
     Name                                                  Occupation
     ----                                                  ----------
Jeffrey B. Lane                          Director, NB Management; President, Chief Executive Officer
                                         and Director, Neuberger Inc. and Neuberger Berman, LLC

Robert Matza                             Director, NB Management; Executive Vice President, Chief
                                         Operating Officer and Director, Neuberger Inc. and
                                         Neuberger Berman, LLC

Jack L. Rivkin                           Chairman and Director, NB Management; Executive Vice
                                         President and Chief Investment Officer, Neuberger Inc. and
                                         Neuberger Berman, LLC

Heidi L. Steiger                         Director, NB Management; Executive Vice President,
                                         Neuberger Inc. and Neuberger Berman, LLC

Peter E. Sundman                         President and Director, NB Management; Executive Vice
                                         President, Neuberger Inc. and Neuberger Berman, LLC

Claudia A. Brandon                       Vice President - Mutual Fund Board Relations, NB
                                         Management; Vice President, Neuberger Berman, LLC



Robert Conti                             Senior Vice President, NB Management; Senior Vice
                                         President, Neuberger Berman, LLC

Brian Gaffney                            Senior Vice President, NB Management; Managing Director,
                                         Neuberger Berman, LLC

Matthew S. Stadler                       Senior Vice President and Chief Investment Officer, NB
                                         Management; Senior Vice President and Chief Investment
                                         Officer, Neuberger Inc. and Neuberger Berman, LLC



         As stated above, if the Acquisition occurs, NB Management will become an indirect wholly owned subsidiary of Lehman Brothers. Lehman Brothers, a publicly traded company, is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. Lehman Brothers is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers and its affiliates managed over $46.7 billion of client assets as of June 1, 2003. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.


         The following table shows other mutual funds that are similar to the Fund and advised by NB Management.



           Name of                       Size of                     Advisory             Contractual Fee Waiver or
            Fund                          Fund                       Fee Rate                     Reduction
Neuberger Berman Fasciano
Fund                                  $208 million                    0.850%*                        Yes


AMT Fasciano Fund                       $721,000                      0.850%*                        Yes



* Advisory fee will be reduced with respect to assets under management exceeding $500 million.

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NEW NB SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 6

                     Approval of a New Investment Management
                         Agreement between the Trust and
                        Dresdner RCM Global Investors LLC

     (Proposal to be voted on by Participants of the Core Equity Fund only)

                                    Overview

         On August 26, 2003, the Board of Trustees (the "Board") of the Trust met and approved several changes relating to the investment management of the Core Equity Fund (the "Fund"). The Board approved the termination of the Trust's investment management agreement (the "Current Management Agreement") with Investors with respect to Investors' services as investment manager and portfolio manager of the Fund and approved two new investment managers to replace Investors, effective September 15, 2003. Investors remains investment manager to all other Investment Funds in the Trust. Portfolio management of the Fund will be split, 60% - 40%, between two new portfolio managers, Dresdner RCM Global Investors LLC ("Dresdner") and Northern Trust Investments, N.A. ("Northern Trust"), respectively.

         From August 1, 1990 until September 15, 2003, Investors directly managed the Fund. During most of that period the Fund had the same portfolio manager. Overall, the Fund had performed well and the Board viewed favorably the investment management services that Investors had provided to the Fund. Nevertheless, because of both structural and performance related issues concerning the Fund's portfolio management during the past year, the Board determined that it was in the best interest of the Fund and the Unitholders of the Fund, to hire Dresdner and Northern Trust as new portfolio management teams for the Fund. However, with Investors serving as investment manager under the Current Management Agreement, Investors could hire Dresdner and Northern Trust as sub-advisers for the Fund only pursuant to a vote of Fund Unitholders. The Board determined that the most expeditious way to change the Fund's portfolio management would be to terminate the Current Management Agreement with respect to Investors' service as investment manager with respect to the Fund and enter into interim investment management agreements with Dresdner and Northern Trust, pending a vote of Fund Unitholders.

         The Board further determined that, in the future, with new portfolio management teams in place, it would be in the best interest of the Fund and Fund Unitholders for Investors to assume the role as the Fund's investment manager with Dresdner and Northern Trust assuming the roles as the Fund's sub-advisers, subject to approval by the Fund's Participants. Therefore, the Board, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under Section 2(a)(19) of the 1940 Act, approved the interim investment management agreements with certain provisions that would enable Dresdner and Northern Trust to assume sub-advisory roles subject to the Fund rehiring Investors as the Fund's investment manager. (See, Proposal 8, below.)


                                    Dresdner

         At the August 26, 2003 meeting, the Board, including a majority of the Independent Trustees, approved an interim investment management agreement, effective as of September 15, 2003 between the Trust and Dresdner (the "Interim Dresdner Management Agreement"). Pursuant to rules under the 1940 Act, Dresdner may continue to act as investment manager with respect to the Fund for a period of 150 days after termination of the Current Management Agreement, provided that compensation to be received by Dresdner during this period does not exceed the compensation that would have been paid if the Current Management Agreement were still in effect. The rate of compensation to be paid to Dresdner under the Interim Dresdner Management Agreement is lower than that paid to Investors under the Current Management Agreement.

         In evaluating the proposal to appoint Dresdner as interim investment manager to the Fund, the Trustees considered various factors, including the qualifications of Dresdner to provide investment advisory services, the credentials and investment experience of Dresdner's officers and employees who will be responsible for the day-to-day management of the Fund's portfolio, and the historical performance record of Dresdner in managing other portfolios over time. The Trustees also considered the advisory fee payable under the Interim Dresdner Management Agreement as compared with the advisory fee payable under the Current Management Agreement. The Trustees considered the fact that the proposed advisory fee rate payable under the Interim Dresdner Management Agreement is lower than the rate payable under the Current Management Agreement for current asset levels. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Fund to Dresdner with respect to the portion of the Fund advised by Dresdner.

                       Investment Management Fee Schedules

Current Management Agreement


              Core Equity Fund                    Percentage of Average Daily
               Assets Managed                    Net Assets Payable to Investors

              First $50 million                            0.60%
              Next $150 million                            0.50%
              Over $200 million                            0.40%

Interim Dresdner Management Agreement

                                                   Percentage of Average
              Core Equity Fund                      Daily Net Assets
               Assets Managed                     Payable to Dresdner

              First $100 million                           0.40%
              Next $300 million                            0.25%
              Next $600 million                            0.20%
              Over $1 billion                              0.15%

              Pro Forma Comparison of Current Management Agreement
                                      with
                 Proposed Interim Dresdner Management Agreement

         The following table shows the dollar amount of investment management fees paid by the Fund during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amount of fees that would have been paid for the component of the Fund managed by Dresdner assuming the Interim Dresdner Management Agreement was in effect during the same period.


                                       Actual Investment         Pro-Forma Investment         Pro-Forma Fees as a
                                        Management Fees             Management Fees        Percentage of Actual Fees

Fee Payable by Fund to Investors            $482,777                      N/A                         N/A

Fee Payable by Fund to Dresdner               N/A                      $362,222                       75%


                      Information Concerning the Agreement

         Under the Interim Dresdner Management Agreement, Dresdner will manage its portion of the Fund using the same management approach described in the Prospectus. The Fund's investment objective will not change. Dresdner is also required to consult with the Trustees as the Trustees shall reasonably request with respect to the overall investment policy of the Fund. A copy of the Interim Dresdner Management Agreement is annexed as Exhibit F.

         After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Interim Dresdner Management Agreement with Dresdner.

                         Information Concerning Dresdner

         Set forth below is information concerning Dresdner, its address, and a brief description of the organization.

         Dresdner RCM Global Investors LLC is a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. Dresdner was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

         Dresdner is wholly owned by US Holdings. US Holdings, a registered investment adviser, is wholly owned by Dresdner Bank AG, which is a subsidiary of Allianz AG, an international financial services company based in Germany.

         The following table lists information regarding the principal executive officers and directors of Dresdner. The address of the persons listed below is Four Embarcadero Center, San Francisco, California 94111.

         Name                           Position with Dresdner

Udo Frank                 Managing Director; Chief Executive Officer; Member of
                          Board of Managers and Executive Committee

Robert J. Goldstein       Managing Director; Chief Operating Officer; General
                          Counsel; Member of Board of Managers and Executive
                          Committee

Ian Vose Managing Director; Chief Investment Officer; Member of Board of Managers and Executive Committee

Joanne L. Howard          Managing Director; Co-Chief Investment Officer of the
                          Large Cap Growth Team; Member of Executive Committee

Gary B. Sokol             Managing Director; Co-Chief Investment Officer of the
                          Mid-Cap Team; Member of Executive Committee

         The following table shows other mutual funds that are similar to the Fund and advised by Dresdner:



                                                            Total Assets
    Name of Mutual Fund                                    (as of 8/31/03)     Advisor Fee        Discounts
RCM Mid-Cap Fund                                           $234,731,439.96        0.47%              No
RCM Small-Cap Fund                                          $12,026,833.58        0.72%              No
RCM International Growth Equity Fund                        $86,788,598.97        0.50%              No
RCM Global Technology Fund                                 $365,994,235.05        0.95%              No
RCM Global Small-Cap Fund                                   $22,415,689.96        1.00%              No
RCM Large-Cap Growth Fund                                  $480,257,332.75        0.45%              No
RCM Global Healthcare Fund                                 $199,456,511.11        0.80%              No
RCM Biotechnology Fund                                     $357,934,169.82        0.90%              No
RCM Tax-Managed Growth Fund                                 $13,566,242.55        0.60%              No
RCM Europe Fund                                             $31,771,882.16        0.80%              No
RCM Emerging Markets Fund                                   $22,989,381.73        1.00%              No



                                   PROPOSAL 7

                     Approval of a New Investment Management
                         Agreement between the Trust and
                        Northern Trust Investments, N.A.

(Proposal to be voted on by Participants of the Core Equity Fund only)


                                    Overview

         As described in Proposal 6, above, on August 26, 2003, the Trust's Board met and approved several changes relating to the investment management of the Core Equity Fund (the "Fund"). The Board approved the termination of the Trust's Current Management Agreement with Investors with respect to Investors' services as investment manager and portfolio manager of the Fund and approved two new investment managers to replace Investors, effective September 15, 2003. Investors remains investment manager to all other Investment Funds in the Trust. Portfolio management of the Fund will be split, 60% - 40%, between two new portfolio managers, Dresdner and Northern Trust, respectively.

         Northern Trust will use an index approach in managing its portion of the Fund (the "Index Portion"), according to which it will seek to track the performance of the S&P 500 Index (the "Index"). The Fund's investment objective will not change.

         The Index Portion of the Fund managed by Northern Trust will be managed using a replication strategy, under which Northern Trust will seek to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings as the Index. Generally, securities in the Index Portion will not be changed other than in conjunction with changes in the Index, even if there are adverse developments concerning a particular security, company or industry. The Index Portion will be subject to "index risk" which means that the performance of the Index Portion of the Fund will be closely tied to the Index. If the Index loses value, it is likely that the performance of the Index Portion will go down as well. In addition, performance will not exactly match that of the Index because the Fund incurs operating expenses and investment overhead as part of its normal operations while an index is an unmanaged group of securities that does not have these expenses. The factors that can cause the Index Portion to perform differently from the Index are called tracking differences.

                                 Northern Trust

                  At the August 26, 2003 meeting, the Board, including a majority of the Independent Trustees, approved an interim investment management agreement, effective as of September 15, 2003 between the Trust and Northern Trust (the "Interim Northern Trust Management Agreement"). Pursuant to rules under the 1940 Act, Northern Trust may continue to act as investment manager with respect to the Fund for a period of 150 days after termination of the Current Management Agreement, provided that compensation to be received by Northern Trust during this period does not exceed the compensation that would have been paid if the Current Management Agreement were still in effect. The rate of compensation to be paid to Northern Trust under the Interim Northern Trust Management Agreement is lower than that paid to Investors under the Current Management Agreement.

         In evaluating the proposal to appoint Northern Trust as interim investment manager to the Fund, the Trustees considered various factors, including the qualifications of Northern Trust to provide investment advisory services, the credentials and investment experience of Northern Trust's officers and employees who will be responsible for the day-to-day management of the Fund's portfolio, and the historical performance record of Northern Trust in managing other portfolios over time. The Trustees also considered the advisory fee payable under the Interim Northern Trust Management Agreement as compared with the advisory fee payable under the Current Management Agreement. The Trustees considered the fact that the proposed advisory fee rate payable under the Interim Northern Trust Management Agreement is lower than the rate payable under the Current Management Agreement for current asset levels. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Fund to Northern Trust with respect to the portion of the Fund advised by Northern Trust.

                       Investment Management Fee Schedules

Current Management Agreement

             Core Equity Fund                     Percentage of Average Daily
              Assets Managed                     Net Assets Payable to Investors

             First $50 million                             0.60%
             Next $150 million                             0.50%
             Over $200 million                             0.40%

Interim Northern Trust Management Agreement

                                                      Percentage of Average
             Core Equity Fund                            Daily Net Assets
              Assets Managed                        Payable to Northern Trust

             First $25 million                             0.16%
             Next $25 million                              0.10%
             Next $50 million                              0.06%
             Over $100 million                             0.04%


              Pro Forma Comparison of Current Management Agreement
                                      with
              Proposed Interim Northern Trust Management Agreement

                  The following table shows the dollar amount of investment management fees paid by the Fund during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amount of fees that would have been paid for the component of the Fund managed by Northern Trust assuming the Interim Northern Trust Management Agreement was in effect during the same period.


                                                                 Pro-Forma Investment         Pro-Forma Fees as a
                                       Actual Investment            Management Fees        Percentage of Actual Fees
                                        Management Fees

Fee Payable by Fund to Investors            $321,851                      N/A                         N/A

Fee Payable by Fund to
Northern Trust
                                              N/A                       $71,222                       22%


                      Information Concerning the Agreement

         Under the Interim Northern Trust Management Agreement, Northern Trust is required to manage the assets of the portion of the Fund allocated to it. Northern Trust will use an index approach in managing the Index Portion, according to which it will seek to track the performance of the Index. The Fund's investment objective will not change. Northern Trust is also required to consult with the Trustees as the Trustees shall reasonably request with respect to the overall investment policy of the Fund. A copy of the Interim Northern Trust Management Agreement is annexed as Exhibit G.

         After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Interim Northern Trust Management Agreement with Northern Trust.

                      Information Concerning Northern Trust

         Set forth below is information concerning Northern Trust, its address, and a brief description of the organization.

         Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of The Northern Trust Company, which is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

         The directors and principal executive officers of Northern Trust, and their principal occupations, are shown below. The address of each director and officer is 50 South LaSalle Street, Chicago, Illinois 60675.


Name and Position with
  Northern Trust                                                  Principal Occupation

Stephen B. Timbers                                     Vice Chairman, Northern Trust Corporation and The Northern Trust
Chairman, President and                                Company; President, Northern Trust Global Investments
Chief Executive Officer

Carl J. Domino                                         Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Orie Leslie Dudley, Jr.                                Executive Vice President and Chief Investment Officer, Northern Trust
Investment Director, Executive Vice                    Corporation and The Northern Trust Company



Name and Position with
  Northern Trust                                                  Principal Occupation

President and Chief Investment Officer

Perry R. Pero                                          Vice Chairman/CFO, Risk Management Business Unit Head, Northern Trust
Director                                               Corporation and The Northern Trust Company

Stephen N. Potter                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Alan W. Robertson                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Kevin J. Rochford                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Peter L. Rossiter                                      Executive Vice President, Northern Trust Corporation and The Northern
Director                                               Trust Company

Terence J. Toth                                        Senior Vice President, The Northern Trust Company
Director and Executive Vice President

Frederick H. Waddell                                   Executive Vice President, Northern Trust Corporation and
Director                                               The Northern Trust Company

Lloyd A. Wennlund                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President


         The following table shows other mutual funds that are similar to the Fund and advised by Northern Trust. Unlike three of the following mutual funds, the Fund has no agreement with Northern Trust for a fee waiver or reduction.


                                                                                                      Contractual Fee
            Name of                    Size of                           Advisor                         Waiver or
             Fund                        Fund                            Fee Rate                        Reduction
             ----                        ----                            ---------                       ---------
AB Funds Trust Equity Index      $373,793,866          0.04% on the first $100 million of assets,           No
Fund                                                   0.02% on the next $250 million of assets,
                                                       0.01% on the next $400 million of assets
                                                       and 0.005% on assets in excess of $750
                                                       million;


                                                                                                      Contractual Fee
            Name of                    Size of                           Advisor                         Waiver or
             Fund                        Fund                            Fee Rate                        Reduction
             ----                        ----                            ---------                       ---------
                                                       a separate fee for
                                                       monitoring and equitizing
                                                       cash balances at the rate
                                                       of 0.12% on the first %50
                                                       million, 0.06% on the
                                                       next $250 million and
                                                       0.02% on the aggregated
                                                       daily notional value of
                                                       future contracts with the
                                                       fund.

Asset Management Portfolio       $57,479,476           0.020% on first $200 million; 0.015% on              No
(Master)* (Feeders:  Scudder                           next $300 million; 0.012% over $500 million
Lifecycle Long Range Fund -
Investment  Class; Scudder
Asset Management Fund -
Premier Class)

Asset Management Portfolio II    $58,578,389           0.020% on first $200 million;                        No
(Master)* (Feeders:  Scudder                           0.015% on next $300 million;
Lifecycle Mid Range Fund -                             0.012% over $500million
Investment  Class)

Asset Management Portfolio III   $19,719,129           0.020% on first $200 million;                        No
(Master)* (Feeders:  Scudder                           0.015% on next $300 million;
Lifecycle Short Range Fund -                           0.12% over $500million
Investment Class)

MassMutual Indexed Equity Fund   $1,080,736,708        0.01% on first $1 billion and .0075% on              No
                                                       assets over $1 billion

MML Equity Index Fund            $344,404,188          0.01% on first $1 billion and 0.0075% on             No
                                                       assets over $1 billion

Northern Funds Stock Index Fund  $354,673,876          0.50% (0.40% after fee waivers)                      Yes



                                                                                                      Contractual Fee
            Name of                    Size of                           Advisor                         Waiver or
             Fund                        Fund                            Fee Rate                        Reduction
             ----                        ----                            ---------                       ---------
Northern Institutional Funds     $725,708,292          0.20% (0.10% after fee waivers)                      Yes
Equity Index Portfolio

Equity 500 Index Portfolio       $2,685,336,998        0.015% on the first $2 billion; 0.01% on             No
(Master) (Scudder) (Feeders:                           the next $2 billion; 0.005% over $4 billion
Scudder Equity Index Fund -
Investment Class (Legacy/
Deutsche); Scudder Equity 500
Index  Fund - Premier Class
Legacy/ Deutsche); Scudder S&P
500 Index Fund (Legacy/Scudder)

S&P 500 Stock Fund, a series     $89,173,932           0.015% on the first $2 billion; 0.01% on             No
of Scudder Investors Trust                             the next $2 billion; 0.005% over $4 billion

Scudder Equity 500 Index Fund    $2,411,327,420        0.015% on the first $2 billion; 0.01% on             No
(VIT) (Stand Alone)                                    the next $2 billion; 0.005% over $4 billion

Scudder S & P 500 Stock Fund     $89,173,932           0.015% on the first $2 billion; 0.01% on             No
(Stand Alone) A series of                              the next $2 billion; 0.005% over $4 billion
Scudder Investors Trust

SVS Index 500 Portfolio, a       $2,757,789,707        0.15% on the first $2 billion; 0.10% on the          No
series of Scudder Variable                             next $2 billion; 0.05% over $4 billion
Series II

UMB Scout Equity Index Fund      $40,243,446           0.08%, subject to a $40,000 annual minimum           Yes



                                                                                                      Contractual Fee
            Name of                    Size of                           Advisor                         Waiver or
             Fund                        Fund                            Fee Rate                        Reduction
             ----                        ----                            ---------                       ---------
USAA S&P 500 Index               $1,944,293,000        0.02% on the first $1.5 billion of assets;           No
                                                       0.01% on assets over $1.5 billion and up to
                                                       $3 billion; and 0.005% on assets over $3
                                                       billion



---------------
*Northern Trust is directed to manage a portion of the fund to track the S&P 500 Index.


                                   PROPOSAL 8

                        New Investment Advisory Agreement
                  between Retirement System Investors Inc. and
                              RSI Retirement Trust

     (Proposal to be voted on by Participants of the Core Equity Fund only)


         As described above in Proposal 6, on August 26, 2003, the Trust's Board met and approved several changes relating to the Fund's investment management. The Board approved the termination of the Trust's Current Management Agreement with Investors with respect to Investors' services as investment manager and portfolio manager of the Core Equity Fund (the "Fund"), and approved two new investment managers to replace Investors, effective September 15, 2003. Portfolio management of the Fund will be split, 60% - 40%, between the two new portfolio managers, Dresdner and Northern Trust, respectively.

         The Board's decision to terminate Investors with respect to the Fund had no impact on Investors role as investment manager to the Trust's other six Investment Funds. Investors remains investment manager to all other Investment Funds in the Trust pursuant to the Current Management Agreement dated October 2, 2002. The Current Management Agreement was approved by Fund Participants at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting on July 24, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the six other Investment Funds, and that Investors may, with the approval of the Trustees and Investment Fund Unitholders, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. The Trust does not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Trust.

         As described in Proposal 6, above, the Board's decision to terminate Investors as the Fund's investment manager was based on the Board's desire to expedite the process of hiring Dresdner and Northern Trust to manage discrete portions of the Fund's assets. As explained under Proposal 6, above, the Board determined that the most expeditious way to change the Fund's portfolio management would be to terminate the Current Management Agreement with respect to Investors' service as investment manager with respect to the Fund and enter into interim investment management agreements with Dresdner and Northern Trust.

         The Board further determined that, in the future, with new portfolio management teams in place, it would be in the best interest of the Trust and Trust Participants for Investors to assume the role as the Trust's investment manager with Dresdner and Northern Trust assuming the roles as the Trust's sub-advisers, subject to approval by the Trust's Participants. The Board further determined that Investors had provided valuable investment management services to the Trust in respect of other Investment Funds that employed sub-advisers and for which it had served as investment adviser, and that it was well qualified to serve in this role with respect to the Trust and the two investment advisers selected by the Board as portfolio management teams for the Trust.. Therefore, the Board, including a majority of the Independent Trustees, approved the interim investment management agreements with certain provisions that would enable Dresdner and Northern Trust to assume sub-advisory roles, subject to the Fund rehiring Investors as the Trust's investment manager. If this proposal 8 is not approved, Investors would not serve as Investment Manager for the Core Equity Fund under the agreements that are addressed in Proposals 3a and 4.

         In evaluating the proposal to rehire Investors as the Fund's investment manager, the Board of Trustees considered various factors including the performance of Investors as investment manager for the Trust's other six Investment Funds. At their September 25, 2003 meeting, the Board of Trustees, including the Independent Trustees, unanimously approved the New Management Agreement, and directed that it be submitted to Fund Unitholders for approval.

         The rates of compensation to be paid to Dresdner and Northern Trust as sub-advisers upon the Fund's rehiring Investors as the Fund's manager, are the same as those paid to Dresdner and Northern Trust under their interim management agreements. The rate of compensation paid under the New Management Agreement by the Trust to Investors is higher than the rate currently paid by the Trust under the Current Management Agreement with Investors. However, the total rate of compensation paid by the Trust under the New Management Agreement and the management agreements with Dresdner and Northern Trust, taken together, is lower than the rate paid by the Trust under the Current Management Agreement.

              Investment Management and Sub-Advisory Fee Schedules


Current Management Agreement


               Core Equity Fund                   Percentage of Average Daily
                Assets Managed                   Net Assets Payable to Investors

               First $50 million                          0.60%
               Next $150 million                          0.50%
               Over $200 million                          0.40%


Interim Dresdner Management Agreement

                                                     Percentage of Average
               Core Equity Fund                         Daily Net Assets
                Assets Managed                        Payable to Dresdner

               First $100 million                         0.40%
               Next $300 million                          0.25%
               Next $600 million                          0.20%
               Over $1 billion                            0.15%



Proposed Management and Sub-Advisory Agreement (Dresdner)


                              Percentage of                Percentage of Average
                              Average Daily                Daily Net Assets          Percentage of
Core Equity Fund              Net Assets Payable           Retained by Investors     Assets Payable
Assets Managed                to Investors                                           to Dresdner
First $100 million                 0.60%                       0.20%                      0.40%
Next $300 million                  0.45%                       0.20%                      0.25%
Next $600 million                  0.40%                       0.20%                      0.20%
 Over $1 billion                   0.35%                       0.20%                      0.15%


Interim Northern Trust Management Agreement

                                                     Percentage of Average
               Core Equity Fund                       Daily Net Assets
                Assets Managed                       Payable to Dresdner

               First $25 million                          0.16%
               Next $25 million                           0.10%
               Next $50 million                           0.06%
               Over $100 million                          0.04%


Proposed Management and Sub-Advisory Agreement (Northern Trust)


                              Percentage of                Percentage of Average
                              Average Daily                Daily Net Assets          Percentage of
Core Equity Fund              Net Assets Payable           Retained by Investors     Assets Payable
Assets Managed                to Investors                                           to Dresdner
First $25 million                  0.36%                       0.20%                      0.16%
Next $25 million                   0.30%                       0.20%                      0.10%
Next $50 million                   0.26%                       0.20%                      0.06%
Over $100 million                  0.24%                       0.20%                      0.04%


     Pro Forma Comparison of Current Management and Sub-Advisory Agreements
                            with Proposed Agreements


         The following table shows the dollar amount of investment management fees paid by the Fund to Investors during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amounts of fees that (1) would have been paid for the component of the Fund managed by Dresdner assuming the Interim Dresdner Agreement was in effect at the same asset levels during the same period, and (2) would have been paid for the component of the Fund managed by Dresdner assuming the New Management Agreement was in effect at the same asset levels during the same period. Note that Investors was responsible for managing 100% of the Fund's assets whereas Dresdner will only be responsible for managing 60% of the Fund's assets.


                                                                                                     Fee Payable by
                                        Fee Payable by Fund to          Fee Retained by               Investors to
                                               Investors                   Investors                  Sub-Adviser
Actual Investment Management Fees
under Current Management Agreement             $482,777                      $482,777                     N/A

Pro-Forma Investment Management
Fees under Interim Dresdner
Management Agreement                              $0                            $0                        N/A

Pro-Forma Fees as a Percentage of
Actual Fees                                      None                          None                       N/A

Pro-Forma Investment Management
and Sub-Advisory Fees under
Proposed Management and
Sub-Advisory Agreement (Dresdner)

                                               $181,111                      $181,111                   $362,222

Pro-Forma Fees as a Percentage of
Actual Fees                                       38%                          38%                        N/A



         The following table shows the dollar amount of investment management fees paid by the Fund to Investors during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amounts of fees that (1) would have been paid for the component of the Fund managed by Northern Trust assuming the Interim Northern Trust Agreement was in effect at the same asset levels during the same period, and (2) would have been paid for the component of the Fund managed by Northern Trust assuming the New Management Agreement was in effect at the same asset levels during the same period. Note that Investors was responsible for managing 100% of the Fund's assets whereas Northern Trust will only be responsible for managing 40% of the Fund's assets.


                                                                                                     Fee Payable by
                                        Fee Payable by Fund to         Fee Retained by                Investors to
                                               Investors                 Investors                    Sub-Adviser
Actual Investment Management Fees
under Current Management Agreement             $321,851                      $321,851                     N/A

Pro-Forma Investment Management
Fees under Interim Northern Trust
Management Agreement                              $0                            $0                      $71,222

Pro-Forma Fees as a Percentage of
Actual Fees                                      None                          None                       None

Pro-Forma Investment Management
and Sub-Advisory Fees under
Proposed Management and
Sub-Advisory Agreement (Northern
Trust)                                         $120,741                      $120,741                   $71,222

Pro-Forma Fees as a Percentage of
Actual Fees                                       38%                          38%                        N/A



         In considering the proposed changes for Dresdner and Northern Trust from advisory arrangements under their interim management agreements to sub-advisory arrangements under their respective management agreements, the Trustees considered the fact that the investment management fee paid by the Fund would increase by 0.20%. However, the Board also considered the fact that the proposed changes from one investment manager under the Current Management Agreement to one investment manager and two sub-advisers under the new arrangement would decrease the investment management fee paid by the Fund by 8.62%, as compared to the total fee paid prior to Investors' terminations.

               Information Concerning the New Management Agreement

         The terms and conditions of the Current Management Agreement, are substantially similar in all material respects to the terms and conditions of the New Management Agreement, except that the fee payable by the Trust to Investors has been increased by 0.20%, to account for reinstatement of advisory services to the Fund by Investors. Under both the Current Management

Agreement prior to termination of Investors' advisory services to the Fund on September 15, 2003, and the New Management Agreement, Investors retains 0.20% of the Fund's average daily net assets under management. Investors will provide similar services under the New Management Agreement as those provided under the Current Management Agreement and will retain the same compensation for such services.

         Under the New Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the 1940 Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Fund, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Fund and the purchase and sale of its portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented. A copy of the New Management Agreement is annexed as Exhibit H.


         In evaluating the proposal to approve the New Management Agreement, the Trustees considered various factors. The Trustees took into consideration the fact that the services provided by Investors are central to the effective operation of the Trust. The Trustees also considered the fact that Investors will be compensated at the same management fee rate as under the Current Management Agreement if the proposal is approved. The Trustees also considered various other factors, including the amount of the fee in the context of all the other payments made to Investors and its affiliates. These other payments include payments made to Retirement System Consultants Inc. under a Service Agreement with the Trust. The Trustees also reviewed the costs and benefits derived by Investors and its affiliates in providing services to the Fund, including the profitability of the relationship to Investors and its affiliates (without taking into account any costs of distribution borne or to be borne by them); the manner in which the fees allocate economies of scale between Investors and the Fund; and the resulting expense ratios of the Fund, both absolutely and relative to comparable investment companies. In light of all these considerations, the Trustees concluded that approval of the New Management Agreement with Investors was in the best interests of the Fund and the Fund Unitholders, as it would ensure a continued high level of advisory services to the Fund.

         After taking all of the above factors into consideration, the Board of Trustees, including the Independent Trustees, unanimously approved the New Management Agreement.

         Information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners, is set forth below under "Information Concerning Investors."

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NEW MANAGEMENT AGREEMENT.

                        Information Concerning Investors

         Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.


         Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:


                                        Title and Other
             Name                   Principal Occupation, if any

         William Dannecker     Director

                               Chairman of the Board of Directors -
                               Retirement System Group Inc.

                               Director -
                               Retirement System Consultants Inc.

                               Director -
                               Retirement System Distributors Inc.

                               Director -
                               RSGroup Trust Company

                               Director - RSG Insurance Agency Inc.

         Stephen P. Pollak     Director, Vice President and Secretary

                               Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                               Executive Vice President, Counsel, Secretary and Director - RSGroup Trust Company

                                        Title and Other
             Name                   Principal Occupation, if any

                               Vice President, Counsel, Secretary and Director-Retirement System Consultants Inc.

                               Vice President, Secretary, Registered Principal and Director - Retirement System Distributors Inc.

                               President and Director - RSG Insurance Agency
                               Inc.

                               Secretary - The Multi-Bank Association of
                               Delaware

         C. Paul Tyborowski    President

                               President, Chief Executive Officer and Director - Retirement System Group Inc.

                               President, Chief Executive Officer and Director - RSGroup Trust Company

                               President, and Registered Principal -
                               Retirement System Distributors Inc.

                               President and member of Executive Committee - The Multi-Bank Association of Delaware


Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2002, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2002, Consultants received fees from the Trust in the aggregate amount of $4,562,911.


                              Principal Unitholders

The tax-qualified retirement plan or individual retirement account of each of the institutions and individuals listed below owns beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of September 19, 2003. (Each retirement plan listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.

                                         Amount of               Percent
Name                                     Ownership               of Class

Trust (considered as a whole):
         The Roslyn Savings Bank        820,513.294                8.52
         Ridgewood Savings Bank         667,039.238                6.92
         New York Community Bank        573,685.559                5.96

Core Equity Fund:
         The Roslyn Savings Bank        185,126.510                8.63
         Ridgewood Savings Bank         150,499.993                7.01
         New York Community Bank        118,389.641                5.52

Emerging Growth Equity Fund:
         The Roslyn Savings Bank         93,063.548                8.65
         Ridgewood Savings Bank          75,656.878                7.03
         New York Community Bank         59,552.213                5.54

Value Equity Fund:
         The Roslyn Savings Bank         80,058.359                7.61
         Ridgewood Savings Bank          65,084.552                6.19

International Equity Fund:
         The Roslyn Savings Bank        141,413.758               10.98
         Ridgewood Savings Bank         114,963.535                8.92
         New York Community Bank         90,451.778                7.02
         BSB Bank & Trust Co.            74,012.718                5.74
         SI Bank & Trust                 71,857.759                5.58

Short-Term Investment Fund:
         The Dime of Williamsburgh*      92,811.641               16.85
         The Roslyn Savings Bank*        59,601.302               10.82
         Emigrant Savings Bank           44,979.360                8.17
         West Essex Bank*                38,083.834                6.92
         IRA                             34,960.669                6.35
         Cortland Savings Bank*          32,267.463                5.86

Intermediate-Term Bond Fund:
         The Roslyn Savings Bank         80,871.651                9.12
         Ridgewood Savings Bank          65,744.969                7.42
         New York Community Bank         64,033.745                7.22

                                         Amount of               Percent
Name                                     Ownership               of Class

Actively Managed Bond Fund:
         The Roslyn Savings Bank        239,979.468                9.12
         Ridgewood Savings Bank         195,089.311                7.42
         New York Community Bank        190,051.131                7.23


The addresses of these unitholders are as follows:

The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385; The Roslyn Savings Bank, One Jericho Plaza, Jericho, NY 11735; SI Bank & Trust, 1535 Richmond Avenue, Staten Island NY 10314; New York Community Bank, 615 Merrick Avenue, Westbury NY 11590; Emigrant Savings Bank, 5 East 42nd St, New York NY 10017; Cortland Savings Bank, 1 North Main St, Cortland NY13045; BSB Bank & Trust, 58-68 Exchange Street, Binghamton NY 13902; West Essex Bank, 417 Bloomfield Ave, Caldwell NY 07006; IRA Account Holder, Edgewater NJ 07020.


----------
*  Defined Contribution Plan

                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2004 Annual Meeting Of Trust Participants


          The 2004 Annual Meeting of Trust Participants is expected to be held on or about May 20, 2004. Any proposal intended to be presented by any Trust Participant for action at the 2001 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 21, 2004 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2004 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2004 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.



                                  Other Matters


         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.


                                            By Order of the Board of Trustees,




                                            ------------------------------------
                                            STEPHEN P. POLLAK
New York, New York                          Executive Vice President,
October 6, 2003                             Counsel and Secretary

                              RSI RETIREMENT TRUST

                               ------------------

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on October 21, 2003 and the Proxy Statement attached thereto, and does hereby appoint Stephen P. Pollak and Scott Ridenour and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on October 21, 2003, at 11:00 A.M., or any adjournment or adjournments thereof, as follows:

         (1) Election of four (4) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

         Nominees:         Herbert G. Chorbajian
                           James P. Cronin
                           Joseph L. Mancino
                           William L. Schrauth

             /__/ FOR all nominees listed above (except as marked to the contrary below).

             /__/ WITHHOLD AUTHORITY to vote for all nominees listed above.



         Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


            --------------------------------------------------------------------

            --------------------------------------------------------------------


       (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

       (3a) Approval of a new investment management agreement between the Trust and Retirement System Investors Inc.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

       (3b) International Equity Fund Unitholders Only
            Approval of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Bank of Ireland Asset Management (U.S.) Limited.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN



                                 (Page 1 of 3)

       (3c) Emerging Growth Equity Fund Unitholders Only
            Approval of a new investment sub-advisory agreement between Retirement System Investors Inc. and Batterymarch Financial Management, Inc.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

       (3d) Emerging Growth Equity Fund Unitholders Only
            Approval of a new investment sub-advisory agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

(4) Approval of a new "Manager of Managers" investment management agreement between the Trust and Retirement System Investors Inc.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

(5)         Emerging Growth Equity Fund Unitholders Only
            Approval of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

(6)         Core Equity Fund Unitholders Only
            Approval of a new investment management agreement between the Trust and Dresdner RCM Global Investors LLC.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

(7)         Core Equity Fund Unitholders Only
            Approval of a new investment management agreement between the Trust and Northern Trust Investments, N.A.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

(8)         Core Equity Fund Unitholders Only
            Approval of an amended investment management agreement between the Trust and Retirement System Investors Inc.

                 /__/ FOR      /__/ AGAINST    /__/ ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP; FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC., FOR THE NEW SUB-ADVISORY AGREEMENT WITH BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (INTERNATIONAL EQUITY FUND TRUST PARTICIPANTS ONLY); FOR THE NEW SUB-ADVISORY AGREEMENT WITH BATTERYMARCH FINANCIAL MANAGEMENT, INC. (EMERGING GROWTH EQUITY FUND TRUST PARTICIPANTS ONLY); FOR THE NEW SUB-ADVISORY AGREEMENT WITH NEUBERGER BERMAN MANAGEMENT INC. DUE TO CHANGE IN INVESTORS OWNERSHIP

                                 (Page 2 of 3)

(EMERGING GROWTH TRUST PARTICIPANTS ONLY); FOR THE "MANAGER OF MANAGERS" INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC.; FOR THE NEW SUB-ADVISORY AGREEMENT WITH NEUBERGER BERMAN MANAGEMENT INC. DUE TO NEW SUB-ADVISER OWNERSHIP; (EMERGING GROWTH TRUST PARTICIPANTS ONLY); FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH DRESDNER RCM GLOBAL INVESTORS LLC (CORE TRUST PARTICIPANTS ONLY); FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH NORTHERN TRUST INVESTMENTS, N.A. (CORE TRUST PARTICIPANTS ONLY); FOR THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC. (CORE TRUST PARTICIPANTS ONLY); AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.


         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as follows:


         CORE EQUITY FUND                         [accountno]

         EMERGING GROWTH EQUITY FUND              [accountno]

         VALUE EQUITY FUND                        [accountno]

         INTERNATIONAL EQUITY FUND                [accountno]

         SHORT-TERM INVESTMENT FUND               [accountno]

         INTERMEDIATE-TERM BOND FUND              [accountno]

         ACTIVELY MANAGED BOND FUND               [accountno]



         [attn]
         ----------------------------------------------------
         (Designated Plan Unitholder, if applicable)


         By:                                        Dated:                , 2003
            ----------------------------------            ----------------
         (Signature of individual unitholder,
         or person, officer or committee duly
         designated by Trust Participant)


         * Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.


                                 (Page 3 of 3)

EXHIBIT INDEX

Ex.     Edgar Doc. Name         Description

A       EX-99.A_MGT_AGRMT       Retirement System Investors Inc.
                                Investment Management Agreement

B       EX-99.B_SUB_AGRMT       Bank Of Ireland Asset Management (U.S.) Limited
                                Subadvisory Agreement

C       EX-99.C_SUB_AGRMT       Batterymarch Financial Management, Inc.
                                Sub-Advisory Agreement

D       EX-99.D_SUB_AGRMT       Neuberger Berman Management Inc.
                                Sub-Advisory Agreement

E       EX-99.E_MGT_AGRMT       Retirement System Investors Inc.
                                Investment Management Agreement

F       EX-99.F_MGT_AGRMT       Dresdner RCM Global Investors LLC
                                Investment Management Agreement

G       EX-99.G_MGT_AGRMT       Northern Trust Investments, N.A.
                                Investment Management Agreement

H       EX-99.H_MGT_AGRMT       Retirement System Investors Inc.
                                Investment Management Agreement